DRAFT

FOR IMMEDIATE RELEASE                           Contact:   Lawrence Hershfield
December 7, 2004                                              (858) 523-1799

                   BERT KOBAYSHI JOINS HAWAIIAN HOLDINGS BOARD

                  San Diego, California - Hawaiian Holdings, Inc. ("Holdings")
(Amex: HA) has announced that Bert Kobayashi Jr. has been named to the board of
Directors of Holdings, parent company of Hawaiian Airlines.

                  Lawrence Hershfield, Chief Executive Officer of Holdings,
stated that "Bert Kobayashi brings a great depth of experience to our board. His record as a leader in business, and public life makes him immensely valuable to help ensure the continued success of Hawaiian Airlines."

                  Kobayshi, 64, brings impressive credentials to the Holdings board. He is senior partner of the Hawaii Law Firm: Kobayashi, Sugita & Goda;
currently sits as a director of the First Hawaiian Bank (1974 to present) and
BancWest Corporation (1998 to present); he also sat on the Board of Western
Airlines (1976 to 1986 when it was sold to Delta Airlines) and on the Board of
Schuler Homes (1992 to 2001 when it merged with Western Pacific Housing, Inc).
He is the former chairman of the State of Hawaii Judicial Selection Commission
and currently is the President of the University of Hawaii Athletic Foundation.

Hawaiian Holdings, Inc./Bert Kobayashi

CAUTIONARY STATEMENT

         This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of Hawaiian Airlines, Inc. ("Hawaiian Airlines" or "Hawaiian")
with respect to certain current and future events and financial performance.
Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Hawaiian Holdings, Inc. ("Holdings") and Hawaiian Airlines that may cause the actual results of Holdings and Hawaiian Airlines to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:
the ability of Holdings and Hawaiian Airlines to continue as a going concern;
the ability of Hawaiian Airlines to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case; risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage the day-to-day operations of Hawaiian Airlines; risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of
Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the liquidity or results of operations of Holdings and Hawaiian Airlines; the ability of Hawaiian Airlines to fund and execute its business plan; the ability of Holdings and Hawaiian
Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers; demand for transportation in the markets in which Hawaiian Airlines operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs; security-related costs;
competitive pressures on pricing (particularly from lower-cost competitors);
weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in Holdings' reports to the U.S. Securities and Exchange
Commission.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of Holdings. No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that Hawaiian Airlines' equity will be restructured in a manner that will substantially reduce or eliminate any remaining value in Hawaiian Airlines' equity and, therefore, in Holdings'
equity. In addition, other factors may also affect the liquidity and value of
Holdings' securities. Such factors include: uncertainty as to whether, or for how long Holdings' securities will continue to be listed or traded on Amex, and the uncertainty whether, should Holdings' securities cease to be listed or traded on Amex, a comparable or substitute trading medium can be found.
Accordingly, Holdings urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

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